SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 ----------


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) APRIL 17, 2000




                           HARVEYS CASINO RESORTS
                          -----------------------
           (Exact name of registrant as specified in its charter)


            NEVADA                     1-12802              88-0066882
------------------------------      ------------       -------------------
(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation or organization)      File Number)       Identification No.)



HIGHWAY 50 AND STATELINE AVENUE, P.O. BOX 128
           Lake Tahoe, Nevada                               89449
---------------------------------------------          -------------------
(Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code (775) 588-2411


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       (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.        OTHER.

        On April 17, 2000, Harveys Casino Resorts, a Nevada corporation (the "Company"), entered into two merger agreements (the "Merger
Agreements") as part of a single transaction whereby the Company will acquire Pinnacle Entertainment, Inc., a Delaware corporation ("Pinnacle").

        As permitted under Item 601(b) of Regulation S-K, the Merger Agreements are filed herewith without the disclosure schedules. The Company will supply a copy of any omitted schedule or similar attachment to the Commission upon request.

        In addition, the joint press release of the Company and Pinnacle, dated April 17, 2000, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.



ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

(c)     Exhibits

               The following exhibits are incorporated by reference into this report:


Exhibit
Number            Description
-------           -----------

 2.1              Agreement and Plan of Merger dated as of April 17, 2000 by and among PH
                  Casino Resorts, Inc., Harveys Casino Resorts, and Pinnacle Acquisition
                  Corporation

2.2               Agreement and Plan of Merger dated as of April 17, 2000 by and among PH
                  Casino Resorts, Inc., Harveys Casino Resorts and Harveys Acquisition
                  Corporation

99.1              Press release, dated April 17, 2000




                                 SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARVEYS CASINO RESORTS



Date:  April 27, 2000                              By: /s/ John J. McLaughlin
                                                      ________________________
                                                      John J. McLaughlin
                                                      Senior Vice President,
                                                      Chief Financial Officer




                EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K


Exhibit
Number         Description
-------        -----------

2.1            Agreement and Plan of Merger dated as of April 17, 2000 by and among PH
               Casino Resorts, Inc., Harveys Casino Resorts, and Pinnacle Acquisition
               Corporation

2.2            Agreement and Plan of Merger dated as of April 17, 2000 by and among PH
               Casino Resorts, Inc., Harveys Casino Resorts and Harveys Acquisition
               Corporation

99.1           Press release, dated April 17, 2000